UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Euclid Avenue
Pasadena , California	91101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Alexandria Real Estate Equities, Inc. (the “Company”) previously provided guidance as of April 26, 2021, for, among other things, earnings per share (“EPS”), funds from operations (“FFO”) per share, and key sources and uses of capital, for the Company’s fiscal year ending December 31, 2021, which was included in its Form 8-K, filed with the Securities and Exchange Commission on April 26, 2021. The Company hereby updates its guidance for 2021, including key assumptions and key sources and uses of capital. The key changes to guidance for 2021 are attached hereto as Exhibit 99.1 and incorporated herein by reference. The guidance included in Exhibit 99.1 shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01. Other Events.

Recent Developments

We continue to execute our unique and differentiated life science strategy at an accelerated pace, expand our collaborative campuses and asset base in each of our key life science cluster submarkets, and have strategically positioned ourselves to take maximum advantage of historic tenant demand.

Historic demand for our value-creation development and redevelopment projects of high-quality office/laboratory space, as well as continued operational excellence at our world-class, sophisticated laboratory facilities and strong execution by our team, has translated into accelerated leasing activity.

Leasing activity of development and redevelopment projects:

Leased RSF		In-Process RSF(1)
2020	YTD 2021 Through June 14, 2021	As of June 14, 2021
1.0 million	0.9 million	3.1 million

(1)	Represents in-process leasing activity on near-term value-creation development and redevelopment projects that are expected to commence construction in 2021/2022. Includes 2.2 million RSF related to leases under negotiation/executed letters of intent, and 0.9 million RSF related to letters of intent under negotiation.

Value-creation development and redevelopment projects are expected to generate significant growth in rental revenues and cash flows

Our value-creation pipeline of development and redevelopment projects consists of 7.6 million RSF, including 4.0 million RSF undergoing construction (79% leased/negotiating, including RSF in service) and 3.6 million RSF of near-term value-creation development and redevelopment projects (91% leased/negotiating) expected to commence construction in 2021/2022. These projects are expected to generate significant growth in annual rental revenues and cash flows as follows:

Under Construction	Projects Expected to Commence Construction in 2021/2022	Incremental Projected Annual Rental Revenues
4.0 million RSF	3.6 million RSF
31 Properties	17 Properties	>$575 million
79% Leased/Negotiating	91% Leased/Negotiating

Expansion of our collaborative campuses, as well as our asset base in each of our key life science cluster markets, through strategic acquisitions is focused on value-creation development and redevelopment opportunities

•	From April 1, 2021 through June 14, 2021, we completed the acquisition of 18 properties in key life science cluster submarkets aggregating 5.9 million SF, including 5.0 million RSF of value-creation opportunities and 0.9 million RSF of operating space, for an aggregate purchase price of $966.5 million.

•	Our current outlook for the remainder of 2021 includes projected acquisitions aggregating $2.1 billion. Each of these transactions include significant future value-creation development and redevelopment opportunities.

•	Refer to “Key Pending and Completed Acquisitions in our Key Life Science Cluster Markets” section below for additional detail.

Key pending and completed acquisitions in our key life science cluster markets

Charles Park located in our Cambridge Submarket

TOTAL CAMBRIDGE OPERATING, UNDER CONSTRUCTION, AND NEAR-TERM RSF: **5.6M RSF**

CHARLES PARK
Expansion to Alexandria Center® at Kendall Square
400,000 RSF
325 BINNEY STREET
Alexandria Center® at One Kendall Square
450,000 RSF
Alexandria's mega campuses in Kendall Square, Cambridge, "the most innovative square mile on the planet"
ALEXANDRIA TECHNOLOGY SQUARE®
1.2M RSF | 7 Properties
ALEXANDRIA CENTER® AT ONE KENDALL SQUARE
1.3M RSF | 10 Properties
ALEXANDRIA CENTER® AT KENDALL SQUARE
2.8M RSF | 12 Properties

In June 2021, we entered into a definitive agreement to expand our campus at Alexandria Center® at Kendall Square through the acquisition of One Rogers Street and One Charles Park for a purchase price of $815.0 million. This acquisition provides a key expansion to our mega campus strategy in our Cambridge submarket, the premier life science market in the world, and consists of the following:

•	Upon closing the acquisition, we expect to redevelop the two buildings aggregating 400,000 RSF into technical office/laboratory space.

•	These two buildings are 100% under lease negotiation with several cutting-edge life science companies.

•	The redevelopment project is targeting initial occupancy in 2023.

•	Parking garage with approximately 650 spaces.

•	We expect to pursue additional entitlement opportunities for future development of additional office/laboratory space.

•	We expect to complete this acquisition in December 2021.

Sequence District by Alexandria located in our Sorrento Mesa submarket

SEQUENCE DISTRICT BY ALEXANDRIA
MEGA CAMPUS AGGREGATING 1.9M RSF
SD TECH BY ALEXANDRIA
1.0M RSF
SUMMERS RIDGE
SCIENCE PARK
316,531 RSF
5871 OBERLIN DRIVE
33,842 RSF
5810/5820 NANCY RIDGE DR.
82,272 RSF
ARE PORTOLA
101,857 RSF
9877 WAPLES
63,774 RSF
9844 WAPLES
88,380 RSF

TOTAL
SORRENTO MESA
OPERATING, UNDER
CONSTRUCTION,
AND NEAR-TERM RSF:

3.9M
RSF

In June 2021, we acquired five operating buildings at 6260, 6290, 6310, 6340, and 6350 Sequence Drive, aggregating 487,023 RSF, located in our Sorrento Mesa submarket, for a purchase price of $298.5 million, with the opportunity to increase the campus by approximately 400,000 square feet through ground-up development.

•	The five buildings are currently 100% occupied with a weighted-average remaining lease term of 2.7 years. We expect to develop or redevelop these spaces upon expiration of the existing in-place leases.

•	The aggregate 887,000 RSF from this acquisition provides a significant future development opportunity to expand our existing Sequence District by Alexandria into a flagship mega campus aggregating 1.9 million square feet.

Our completed and projected real estate asset acquisitions for 2021 consist of the following:

					Square Footage
					Acquisitions with Development/Redevelopment Opportunities
Property	Submarket/ Market	Date of Purchase	Number of Properties	Operating Occupancy	Future Development	Active Development/ Redevelopment	Operating With Future Development/ Redevelopment	Operating	Operating	Total	Purchase Price (in thousands)
Completed in 1Q21		1Q21	25	94%	374,426	849,411	431,066	1,353,247	80,032	3,088,182	$1,873,750
Completed 4/1/21 – 6/14/21:
Alexandria Center® for Advanced Technologies – Sorrento Mesa	Sorrento Mesa/San Diego	6/10/21	5	100%	887,000	—	487,023	—	—	1,374,023	298,476	(1)
550 Arsenal Street	Cambridge/Inner Suburbs/Greater Boston	4/21/21	1	98%	515,000	—	260,867	—	—	775,867	130,000	(1)
One Investors Way	Route 128/Greater Boston	4/6/21	1	100%	350,000	—	—	240,000	—	590,000	105,000	(1)
Other	Various	2Q21	11	94%	2,121,280	131,523	289,873	645,220	—	3,187,896	432,979
			18	97%	3,873,280	131,523	1,037,763	885,220	—	5,927,786	966,455

Pending acquisitions:
Charles Park	Cambridge/Greater Boston	December 2021	2	N/A	TBD(2)	400,000	—	—	—	400,000	815,000	(1)
Mercer Mega Block	Lake Union/Seattle	2H21	—	N/A	800,000	—	—	—	—	800,000	143,500
			2		800,000	400,000	—	—	—	1,200,000	958,500
			45		5,047,706	1,380,934	1,468,829	2,238,467	80,032	10,215,968	3,798,705
Other future acquisitions											1,161,295
											$4,960,000

2021 acquisition guidance range as of 6/14/21								$4,460,000 – $5,460,000

(1) We will provide total estimated costs and related yields for development and redevelopment projects in the future, subsequent to the commencement of construction.

(2) We expect to pursue additional entitlement opportunities for future development of additional office/laboratory space.

Vacancy within the operating RSF of our recent value-creation acquisitions represents lease-up opportunities that will generate growth in annual rental revenues and cash flows

A portion of certain recent acquisitions with development/redevelopment opportunities also included operating properties with vacant space. As of March 31, 2021, we had 1.2 million RSF of vacancy from recently completed value-creation acquisitions. This 1.2 million RSF is now 37% leased/negotiating (31% leased and 6% negotiating), of which the majority is expected to commence occupancy by the end of 2021. For example, in August 2020, we acquired Alexandria Center® for Life Science – Durham, a 16-building collaborative life science campus aggregating 2.2 million RSF, located in our Research Triangle market for $590.4 million. The campus comprises 12 operating properties, one operating property with future redevelopment opportunities, and three properties that are currently undergoing redevelopment. As of March 31, 2021, the operating properties contained 233,362 RSF of vacant space. Currently, this space is 72% leased/negotiating.

	As of
	March 31, 2021	June 14, 2021
Property Market/Submarket	Vacancy Acquired from Value-Creation Opportunities	Percentage of Vacancy Leased/ Negotiating	Incremental Projected Annual Rental Revenues
Alexandria Center® for Life Science – Durham Research Triangle/Research Triangle	233,362	72%
601, 611, and 651 Gateway Blvd San Francisco Bay Area/South San Francisco	254,582	4
Alexandria Center® for Life Science – Fenway Greater Boston/Fenway	98,174	39	>$50 million
SD Tech by Alexandria San Diego/Sorrento Mesa	83,171	10
Other acquisitions/Various	518,830	41
	1,188,119	37%

Our completed and pending value-creation acquisitions subsequent to March 31, 2021 include an estimated 350,000 RSF of vacant operating space that will provide additional opportunities to grow annual rental revenues and cash flows. Our updated guidance assumes that we complete these pending acquisitions prior to December 31, 2021. The additional vacancy from these acquisitions is projected to result in a temporary 1.0% decline in our overall operating occupancy as of December 31, 2021. As such, our guidance for occupancy as of December 31, 2021, was updated to a range from 94.3% to 94.9%.

Updated guidance as of June 14, 2021

We have updated key components of our 2021 guidance that was provided on April 26, 2021. Refer to Exhibit 99.1 for specific details.

New Class A development and redevelopment properties: current projects

The following tables set forth a summary of our new Class A development and redevelopment properties under construction and pre-leased near-term projects as of March 31, 2021, and includes 400,000 RSF at Charles Park, a pending acquisition, as well as nearly 3.0 million RSF across 11 other pre-leased near-term projects. Our leased and leased/negotiating percentages are as of June 14, 2021 (dollars in thousands):

		Square Footage			Percentage
Market Property/Submarket	Dev/Redev	In Service	CIP	Total	Leased	Leased/ Negotiating
Under construction
Greater Boston
The Arsenal on the Charles/Cambridge/Inner Suburbs	Redev	475,743	360,545	836,288	84%	91%
201 Brookline Avenue/Fenway	Dev	—	510,116	510,116	17	80
840 Winter Street/Route 128	Redev	30,009	130,000	160,009	19	19
San Francisco Bay Area
201 Haskins Way/South San Francisco	Dev	—	315,000	315,000	100	100
Alexandria Center® for Life Science – San Carlos/Greater Stanford	Dev	196,020	330,158	526,178	100	100
3160 Porter Drive/Greater Stanford	Redev	—	92,147	92,147	20	38
New York City
Alexandria Center® for Life Science – Long Island City/New York City	Redev	54,377	122,382	176,759	35	44
San Diego
3115 Merryfield Row/Torrey Pines	Dev	—	146,456	146,456	100	100
SD Tech by Alexandria/Sorrento Mesa	Dev	—	176,428	176,428	96	100
5505 Morehouse Drive/Sorrento Mesa	Redev	—	79,945	79,945	35	100
Other	Redev	—	128,745	128,745	100	100
Seattle
Other	Redev	246,647	213,976	460,623	51	51
Maryland
9950 Medical Center Drive/Rockville	Dev	—	84,264	84,264	100	100
700 Quince Orchard Road/Gaithersburg	Redev	—	169,420	169,420	100	100
20400 Century Boulevard/Gaithersburg	Redev	—	80,550	80,550	13	18
Research Triangle
Alexandria Center® for Life Science – Durham/Research Triangle	Redev	—	652,381	652,381	77	77
Alexandria Center® for AgTech/Research Triangle	Redev/Dev	180,400	160,000	340,400	55	59
Alexandria Center® for Advanced Technologies/Research Triangle	Dev	—	250,000	250,000	61	79
		1,183,196	4,002,513	5,185,709	69	79
Pre-leased/negotiating near-term projects and key pending acquisitions
Charles Park/Greater Boston/Cambridge/(1)	Redev	—	400,000	400,000	—	100
Alexandria Point/San Diego/University Town Center	Dev	—	171,102	171,102	100	100
Other near-term projects (11 projects)	Dev	—	2,982,956	2,982,956	—	90
		—	3,554,058	3,554,058	5	91
		1,183,196	7,556,571	8,739,767	43%	84%

(1)	We expect to complete this acquisition in December 2021.

								Unlevered Yields
Market Property/Submarket	Our Ownership Interest	In Service	CIP	Cost to Complete		Total at Completion		Initial Stabilized		Initial Stabilized (Cash Basis)
Under construction
Greater Boston
The Arsenal on the Charles/Cambridge/Inner Suburbs	100%	357,448	248,243	$166,309		$772,000		6.2%		5.5%
201 Brookline Avenue/Fenway	97.9%	—	370,409	363,591		734,000		6.8%		6.0%
840 Winter Street/Route 128	100%	12,517	47,979	TBD
San Francisco Bay Area
201 Haskins Way/South San Francisco	100%	—	291,082	78,918		370,000		6.4%		6.2%
Alexandria Center® for Life Science – San Carlos/Greater Stanford	100%	182,558	340,378	107,064		630,000		6.4%		6.1%
3160 Porter Drive/Greater Stanford	100%	—	74,864	TBD
New York City
Alexandria Center® for Life Science – Long Island City/New York City	100%	36,560	127,232	20,508		184,300		5.5%		5.6%
San Diego
3115 Merryfield Row/Torrey Pines	100%	—	72,464	79,536		152,000		6.2%		6.2%
SD Tech by Alexandria/Sorrento Mesa	50.0%	—	25,117	155,883		181,000		7.2%		6.6%
5505 Morehouse Drive/Sorrento Mesa	100%	—	21,950	TBD
Other	100%	—	27,855	19,145		47,000		8.0	%(1)	8.0	%(1)
Seattle
Other	100%	54,152	65,329	TBD
Maryland
9950 Medical Center Drive/Rockville	100%	—	41,154	18,446		59,600		8.6%		7.7%
700 Quince Orchard Road/Gaithersburg	100%	—	49,561	29,939		79,500		8.6%		7.3%
20400 Century Boulevard/Gaithersburg	100%	—	8,920	TBD
Research Triangle
Alexandria Center® for Life Science – Durham/Research Triangle	100%	—	143,036	101,964		245,000		7.5%		6.7%
Alexandria Center® for AgTech/Research Triangle	100%	90,677	69,548	32,775		193,000		7.1%		7.0%
Alexandria Center® for Advanced Technologies/Research Triangle	100%	—	46,612	104,388		151,000		7.5%		7.3%

		733,912	2,071,733	$1,520,000	(2)	$4,330,000	(2)

(1)	We expect to achieve yields greater than 8.0%.
(2)	Amounts rounded to the nearest $50 million.

Fourth consecutive Nareit Gold Investor CARE Award

In June 2021, we were awarded our fourth consecutive, and sixth overall, Nareit Gold Investor CARE (Communications and Reporting Excellence) Award in the Large Cap Equity REIT category as the best-in-class REIT that delivers best-in-class communications and reporting excellence, including transparent, high-quality, and efficient disclosures and reporting to the investment community.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	2021 Guidance issued by Alexandria Real Estate Equities, Inc. on June 14, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

The exhibit referenced herein provides key assumptions included in our guidance for the year ending December 31, 2021. Our expected sources and uses of capital are subject to a number of variables and uncertainties, including those discussed under the “Forward-looking statements” section under Part I and the “Risk Factors” section under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2020 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. We expect to update our forecast of key sources and uses of capital on a quarterly basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.

Date: June 14, 2021	By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga President and Chief Financial Officer